                      LIMITED LIABILITY COMPANY AGREEMENT

                                      OF

                                 SPELL C. LLC

          This Limited Liability Company Agreement (together with the schedules attached hereto, this "Agreement") of SPELL C. LLC (the "Company"), is entered into by Cherokee Inc., a Delaware corporation, as the sole member (the "Member"). Capitalized terms used and not otherwise defined herein have the meanings set forth on Schedule A hereto.
                      ----------

          The Member, by execution of this Agreement, (i) hereby forms the Company as a limited liability company pursuant to and in accordance with the Delaware Limited Liability Company Act (6 Del.C. (S)18-101, et seq.), as amended
                                          ------            -- ---
from time to time (the "Act"), and this Agreement and (ii) hereby agrees as follows:

     1.   Name.
          ----

          The name of the limited liability company formed hereby is SPELL C.
LLC.

     2.   Principal Business Office.
          -------------------------

          The principal business office of the Company shall be located at 625 Landor Lane, Pasadena, California 91106, or such other location as may hereafter be determined by the Member.

     3.   Registered Office.
          -----------------

          The address of the registered office of the Company in the State of Delaware is c/o RL&F Service Corp., One Rodney Square, 10th Floor, Tenth and King Streets, Wilmington, New Castle County, Delaware 19801.

     4.   Registered Agent.
          ----------------

          The name and address of the registered agent of the Company for service of process on the Company in the State of Delaware is RL&F Service Corp., One Rodney Square, 10th Floor, Tenth and King Streets, Wilmington, New Castle County, Delaware 19801.

     5.   Member.
          ------

          a.  The mailing address of the Member is set forth on Schedule B
                                                                ----------
attached hereto.

          b.  Subject to Section 9j, the Member may act by written consent.

     6.   Certificates.
          ------------

          James G. Leyden, Jr., is hereby designated as an "authorized person" within the meaning of the Act, and has executed, delivered and filed the Certificate of Formation of the Company with the Secretary of State of the State of Delaware. Upon the filing of the Certificate of Formation with the Secretary of State of the State of Delaware, his powers as an "authorized person" ceased, and the Member thereupon became the designated "authorized person" and shall continue as the designated "authorized person" within the meaning of the Act. The Member or an Officer shall execute, deliver and file any other certificates (and any amendments and/or restatements thereof) necessary for the Company to qualify to do business in California and in any other jurisdiction in which the Company may wish to conduct business.

     7.   Purposes.
          --------

          Subject to Section 9j, the purposes of the Company are to engage in the following activities:

          a.   (i)    to acquire, own, hold, administer, service, grant or enter into agreements for the servicing of, finance, manage, sell, assign, pledge, collect amounts due on and otherwise deal with the Trademark, the Trademark License and other assets to be acquired pursuant to the Basic Documents and any proceeds or rights associated therewith and other licenses relating thereto and agreements pertaining thereto;

               (ii) to issue, sell, authorize and deliver the Notes and other evidences of the Indebtedness and to enter into any agreement or document providing for the authorization, issuance, sale and delivery of the Notes;

               (iii) to sell, exchange, pledge, encumber or otherwise dispose of all or any part of the Trademark, the Trademark License and the Company's other assets and property and, in connection therewith, to accept, collect, hold, sell, exchange or otherwise dispose of evidences of indebtedness or other property received pursuant thereto, including without limitation the granting of security interests to secure the Indebtedness;

               (iv)   to execute, deliver and perform the Basic Documents;

               (v) to invest proceeds from the Trademark, the Trademark License and the Company's other assets and any capital and income of the Company in accordance with the Basic Documents or as otherwise determined by the Board and not inconsistent with this Section 7 or the Basic Documents; and

               (vi) to do such other things and carry on any other activities which the Board determines to be necessary, convenient or incidental to any of the foregoing purposes, and have and exercise all of the power and rights conferred upon limited liability companies formed pursuant to the Act.

          b. The Company, by or through any Officer on behalf of the Company, may enter into and perform the Basic Documents, including without limitation the
Note Issuance Documents (including without limitation the issuance of the Notes pursuant thereto) and the Administrative Services Agreement, and all documents, agreements, certificates, or financing statements contemplated thereby or related thereto, all without any further act, vote or approval of the Member or any Director or Officer notwithstanding any other provision of this Agreement, the Act or applicable law, rule or regulation. The foregoing authorization shall not be deemed a restriction on the powers of any Officer to enter into other agreements on behalf of the Company.

     8.   Powers.
          ------

          Subject to Section 9j, the Company, and the Board of Directors and the proper Officers of the Company on behalf of the Company, (i) shall have and exercise all powers necessary, convenient or incidental to accomplish its purposes as set forth in Section 7 and (ii) shall have and exercise all of the powers and rights conferred upon limited liability companies formed pursuant to the Act.

     9.   Management.
          ----------

          a.   Board of Directors.  Subject to Section 9j, the business and
               ------------------
affairs of the Company shall be managed by or under the direction of a Board of one or more Directors. Subject to Section 10, the Member may determine at any time in its sole and absolute discretion the number of Directors to constitute the Board. The authorized number of Directors may be increased or decreased by the Member at any time in its sole and absolute discretion, upon notice to all Directors, and subject in all cases to Section 10. The initial number of Directors shall be three, one of which shall be an Independent Director pursuant to Section 10. Each Director elected, designated or appointed shall hold office until a successor is elected and qualified or until such Director's earlier death, resignation or removal. Each Director shall execute and deliver the Management Agreement. Directors need not be a Member.

          b.   Powers.  Subject to Section 9j, the Board of Directors shall have
               ------
the power to do any and all acts necessary, convenient or incidental to or for the furtherance of the purposes described herein, including all powers, statutory or otherwise. Subject to Section 7, the Board of Directors has the authority to bind the Company.

          c.   Meeting of the Board of Directors.  The Board of Directors of the
               ---------------------------------
Company may hold meetings, both regular and special, within or outside the State of Delaware. Regular meetings of the Board may be held without notice at such time and at such place as shall from time to time be determined by the Board. Special meetings of the Board may be called by the President on not less than one day's notice to each Director by telephone, facsimile, mail, telegram or any other means of communication, and special meetings shall be called by the President or Secretary in like manner and with like notice upon the written request of any one or more of the Directors.

          d.   Quorum; Acts of the Board.  At all meetings of the Board, a
               -------------------------
majority of the Directors shall constitute a quorum for the transaction of business and, except as otherwise provided in any other provision of this Agreement, the act of a majority of the Directors present at any meeting at which there is a quorum shall be the act of the Board. If a quorum shall not be present at any meeting of the Board, the Directors present at such meeting may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present. Any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committee, as the case may be.

          e.   Electronic Communications.  Members of the Board, or any
               -------------------------
committee designated by the Board, may participate in meetings of the Board, or any committee, by means of telephone conference or similar communications equipment that allows all persons participating in the meeting to hear each other, and such participation in a meeting shall constitute presence in person at the meeting. If all the participants are participating by telephone conference or similar communications equipment, the meeting shall be deemed to be held at the principal place of business of the Company.

          f.   Committees of Directors.
               -----------------------

               (i) The Board may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of one or more of the Directors of the Company. The Board may designate one or more Directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee.

               (ii) In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member.

               (iii) Any such committee, to the extent provided in the resolution of the Board, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Company. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board. Each committee shall keep regular minutes of its meetings and report the same to the Board when required.

          g.   Compensation of Directors; Expenses.  The Board shall have the
               -----------------------------------
authority to fix the compensation of Directors. The Directors may be paid their expenses, if any, of attendance at meetings of the Board, which may be a fixed sum for attendance at each meeting of the Board or a stated salary as Director. No such payment shall preclude any Director from serving the Company in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

          h.   Removal of Directors.  Unless otherwise restricted by law, any
               --------------------
Director or the entire Board of Directors may be removed, with or without cause, at any time by the Member, and, subject to Section 10, any vacancy caused by any such removal may be filled by action of the Member.

          i.   Directors as Agents.  To the extent of their powers set forth in
               -------------------
this Agreement and subject to Section 9j, the Directors are agents of the Company for the purpose of the Company's business, and the actions of the Directors taken in accordance with such powers set forth in this Agreement shall bind the Company.

          j.   Limitations on the Company's Activities.
               ---------------------------------------

               (i) This Section 9j is being adopted in order to comply with certain provisions required in order to qualify the Company as a "special purpose entity" for the purpose of the Indebtedness.

               (ii) The Member shall not, so long as any Indebtedness is outstanding, amend, alter, change or repeal the definition of "Independent Director" or Sections 7, 8, 9, 10, 20, 21, 22, 23, 24, 26 or 31 or Schedule A of
                                                                   ----------
this Agreement without the unanimous written consent of the Board (including the Independent Director). Subject to this Section 9j, the Member reserves the right to amend, alter, change or repeal any provisions contained in this Agreement in accordance with Section 31.

               (iii) Notwithstanding any other provision of this Agreement and any provision of law that otherwise so empowers the Company, the Member or the Board, neither the Member nor the Board shall be authorized or empowered, nor shall they permit the Company, without the prior unanimous written consent of the Member and the Board (including the Independent Director), to take any Material Action.

               (iv) The Board and the Member shall cause the Company to do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises; provided,
                                                                     --------
however, that the Company shall not be required to preserve any such right or
-------
franchise if the Board shall determine that the preservation thereof is no longer desirable for the conduct of its business and that the loss thereof is not disadvantageous in any material respect to the holders of the Indebtedness and the Company shall deliver to the Note Trustee an Officer's Certificate to that effect. The Board also shall cause the Company to:

                      (1) maintain its own separate books and records and bank accounts;

                      (2) at all times hold itself out to the public as a legal entity separate from the Member and any other Person;

                      (3) have a Board composed differently from that of the Member and any other Person;

                      (4) file its own tax returns, if any, as may be required under applicable law, to the extent (a) not part of a consolidated group filing a consolidated return or returns or (b) not treated as a division for tax purposes of another taxpayer, and pay any taxes so required to be paid under applicable law;

                      (5) not commingle its assets with assets of any other Person;

                      (6)  conduct its business in its own name;

                      (7)  maintain separate financial statements;

                      (8)  pay its own liabilities only out of its own funds;

                      (9) maintain an arm's length relationship with its Affiliates and the Member;

                      (10) pay the salaries of its own employees, if any;

                      (11) not hold out its credit as being available to satisfy the obligations of others;

                      (12) allocate fairly and reasonably any overhead for
                           shared office space;

                      (13) use separate stationery, invoices and checks;

                      (14) not pledge its assets for the benefit of any other
                           Person other than pursuant to the Note Issuance Documents;

                      (15) correct any known misunderstanding regarding its
                           separate identity;

                      (16) maintain adequate capital in light of its
                           contemplated business purposes;

                      (17) cause its Board of Directors to meet at least
                           annually or act pursuant to written consent and keep minutes of such meetings and actions and observe all other Delaware limited liability company formalities; and

                      (18) not acquire any obligations or securities of the
                           Member.

               (v) So long as any Indebtedness is outstanding, the Board shall not cause or permit the Company to:

                      (1) guarantee any obligation of any Person, including any Affiliate;

                      (2) engage, directly or indirectly, in any business other than that arising out of the issuance of the Indebtedness or the actions required or permitted to be performed under Section 7, the Note Issuance Documents or this Section 9j;

                      (3) incur, create or assume any indebtedness other than the Indebtedness or as otherwise expressly permitted under the Note Issuance Documents;

                      (4) make or permit to remain outstanding any loan or advance to, or own or acquire any stock or securities of, any Person, except that the Company may invest in those investments permitted under the Note Issuance Documents and may make any advance required or expressly permitted to be made pursuant to any provisions of the Note Issuance Documents and permit the same to remain outstanding in accordance with such provisions;

                      (5) to the fullest extent permitted by law, engage in any dissolution, liquidation, consolidation, merger, asset sale or transfer of ownership interests other than such activities as are expressly permitted pursuant to any provision of the Note Issuance Documents; or

                      (6) form, acquire or hold any subsidiary (whether corporate, partnership, limited liability company or other).

     10.  Independent Director.
          --------------------

          As long as any Indebtedness is outstanding, the Member shall cause the Company at all times to have at least one Independent Director who will be appointed by the Member. To the fullest extent permitted by Section 18-1101(c) of the Act, the Independent Director shall consider only the interests of the Company, including its respective creditors, in acting or otherwise voting on the matters referred to in Section 9j(iii). No resignation or removal of an Independent Director, and no appointment of a successor Independent Director, shall be effective until the successor Independent Director shall have accepted his or her appointment by a written instrument, which may be a counterpart signature page to the Management Agreement. All right, power and authority of the Independent Directors shall be limited to the extent necessary to exercise those rights and perform those duties specifically set forth in this Agreement. Except as provided in the second sentence of this Section 10, in exercising their rights and performing their duties under this Agreement, any Independent Director shall have a fiduciary duty of loyalty and care similar to that of a director of a business corporation organized under the General Corporation Law of the State of Delaware.

     11.  Officers.
          --------

          a.   Officers.  The Officers of the Company shall be chosen by the
               --------
Board and shall consist of at least a President, a Secretary and a Treasurer. The Board of Directors may also choose one or more Vice Presidents, Assistant Secretaries and Assistant Treasurers. Any number of offices may be held by the same person. The Board shall choose a President, a Secretary and a Treasurer. The Board may appoint such other Officers and agents as it shall deem necessary or advisable who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board. The salaries of all Officers and agents of the Company shall be fixed by or in the manner prescribed by the Board. The Officers of the Company shall hold office until their successors are chosen and qualified. Any Officer elected or appointed by the Board may be removed at any time, with or without cause, by the affirmative vote of a majority of the Board. Any vacancy occurring in any office of the Company shall be filled by the Board.

          b.   President.  The President shall be the chief executive officer of
               ---------
the Company, shall preside at all meetings of the Member, if any, and the Board, shall be responsible for the general and active management of the business of the Company and shall see that all orders and resolutions of the Board are carried into effect. The President shall execute all bonds, mortgages and other contracts, except: (i) where required or permitted by law or this Agreement to be otherwise signed and executed, including Section 7b; (ii) where signing and execution thereof shall be expressly delegated by the Board to some other Officer or agent of the Company; and (iii) as otherwise permitted in Section 11c.

          c.   Vice President.  In the absence of the President or in the event
               --------------
of the President's inability to act, the Vice President, if any (or in the event there be more than one Vice President, the Vice Presidents in the order designated by the Directors, or in the absence of any designation, then in the order of their election), shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President. The Vice Presidents, if any, shall perform such other duties and have such other powers as the Board may from time to time prescribe.

          d.   Secretary and Assistant Secretary.  The Secretary shall be
               ---------------------------------
responsible for filing legal documents and maintaining records for the Company. The Secretary shall attend all meetings of the Board and all meetings of the Member, if any, and record all the proceedings of the meetings of the Company and of the Board in a book to be kept for that purpose and shall perform like duties for the standing committees when required. The Secretary shall give, or shall cause to be given, notice of all meetings of the Member, if any, and special meetings of the Board, and shall perform such other duties as may be prescribed by the Board or the President, under whose supervision the Secretary shall serve. The Assistant Secretary, or if there be more than one, the Assistant Secretaries in the order determined by the Board (or if there be no such determination, then in order of their election), shall, in the absence of the Secretary or in the event of the Secretary's inability to act, perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as the Board may from time to time prescribe.

          e.   Treasurer and Assistant Treasurer.  The Treasurer shall have the
               ---------------------------------
custody of the Company funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Company and shall deposit all moneys and other valuable effects in the name and to the credit of the Company in such depositories as may be designated by the Board. The Treasurer shall disburse the funds of the Company as may be ordered by the Board, taking proper vouchers for such disbursements, and shall render to the President and to the Board, at its regular meetings or when the Board so requires, an account of all of the Treasurer's transactions and of the financial condition of the Company. The Assistant Treasurer, or if there shall be more than one, the Assistant Treasurers in the order determined by the Board (or if there be no such determination, then in the order of their election), shall, in the absence of the Treasurer or in the event of the Treasurer's inability to act, perform the duties and exercise the powers of the Treasurer and shall perform such other duties and have such other powers as the Board may from time to time prescribe.

          f.   Officers as Agents.  The Officers, to the extent of their powers
               ------------------
set forth in this Agreement or otherwise vested in them by action of the Board not inconsistent with this Agreement, are agents of the Company for the purpose of the Company's business and, subject to Section 9j, the actions of the Officers taken in accordance with such powers shall bind the Company.

          g.   Duties of Board and Officers.  Except to the extent otherwise
               ----------------------------
provided herein, each Director and Officer shall have a fiduciary duty of loyalty and care similar to that of directors and officers of business corporations organized under the General Corporation Law of the State of Delaware.

     12.  Limited Liability.
          -----------------

          Except as otherwise expressly provided by the Act, the debts, obligations and liabilities of the Company, whether arising in contract, tort or otherwise, shall be the debts, obligations and liabilities solely of the Company, and neither the Member nor any Director shall be obligated personally for any such debt, obligation or liability of the Company solely by reason of being a Member or Director of the Company.

     13.  Capital Contributions.
          ---------------------

          The Member has contributed to the Company property of an agreed value as listed on Schedule B attached hereto.
             ----------

     14.  Additional Contributions.
          ------------------------

          The Member is not required to make any additional capital contribution to the Company. However, the Member may make additional capital contributions to the Company at any time upon the written consent of such Member. To the extent that the Member makes an additional capital contribution to the Company, the Member shall revise Schedule B of this Agreement. The provisions of this
                        ----------
Agreement, including this Section 14, are intended solely to benefit the Member and, to the fullest extent permitted by law, shall not be construed as conferring any benefit upon any creditor of the Company (and no such creditor of the Company shall be a third-party beneficiary of this Agreement) and the Member shall not have any duty or obligation to any creditor of the Company to make any contribution to the Company or to issue any call for capital pursuant to this Agreement.

     15.  Allocation of Profits and Losses.
          --------------------------------

          The Company's profits and losses shall be allocated to the Member.

     16.  Distributions.
          -------------

          Distributions shall be made to the Member at the times and in the aggregate amounts determined by the Board. Notwithstanding any provision to the contrary contained in this Agreement, the Company shall not be required to make a distribution to the Member on account of its interest in the Company if such distribution would violate Section 18-607 of the Act or any other applicable law or the Basic Documents.

     17.  Books and Records.
          -----------------

          The Board shall keep or cause to be kept complete and accurate books of account and records with respect to the Company's business. The books of the Company shall at all times be maintained by the Board. The Member and its duly authorized representatives shall have the right to examine the Company books, records and documents during normal business hours. The Company, and the Board on behalf of the Company, shall not have the right to keep confidential from the Member any information that the Board would otherwise be permitted to keep confidential from the Member pursuant to Section 18-305(c) of the Act. The Company's books of account shall be kept using the method of accounting determined by the Member. The Company's independent auditor shall be an independent public accounting firm selected by the Member.

     18.  Reports.
          -------

          a. Within 60 days after the end of each fiscal quarter, the Board shall cause to be prepared an unaudited report setting forth as of the end of such fiscal quarter:

               (i) unless such quarter is the last fiscal quarter, a balance sheet of the Company; and

               (ii) unless such quarter is the last fiscal quarter, an income statement of the Company for such fiscal quarter.

          b. The Board shall use diligent efforts to cause to be prepared and mailed to the Member, within 120 days after the end of each fiscal year, an audited or unaudited report setting forth as of the end of such fiscal year:

               (i)    a balance sheet of the Company;

               (ii)   an income statement of the Company for such fiscal year;
and

               (iii)  a statement of the Member's capital account.

          c. The Board shall, after the end of each fiscal year, use reasonable efforts to cause the Company's independent accountants to prepare and transmit to the Member as promptly as such tax information as may be reasonably necessary to enable the Member to prepare its federal, state and local income tax returns relating to such fiscal year.

     19.  Other Business.
          --------------

          The Member and any Affiliate of the Member may engage in or possess an interest in other business ventures (unconnected with the Company) of every kind and description, independently or with others. The Company shall not have any rights in or to such independent ventures or the income or profits therefrom by virtue of this Agreement.

     20.  Exculpation and Indemnification.
          -------------------------------

          a. Neither the Member nor any Officer, Director, employee or agent of the Company and no employee, representative, agent or Affiliate of the Member (collectively, the "Covered Persons") shall be liable to the Company or any other Person who has an interest in or claim against the Company for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Covered Person in good faith on behalf of the Company and in a manner reasonably believed to be within the scope of the authority conferred on such Covered Person by this Agreement, except that a Covered Person shall be liable for any such loss, damage or claim incurred by reason of such Covered Person's gross negligence or willful misconduct.

          b. To the fullest extent permitted by applicable law, a Covered Person shall be entitled to indemnification from the Company for any loss, damage or claim incurred by such Covered Person by reason of any act or omission performed or omitted by such Covered Person in good faith on behalf of the Company and in a manner reasonably believed to be within the scope of the authority conferred on such Covered Person by this Agreement, except that no Covered Person shall be entitled to be indemnified in respect of any loss, damage or claim incurred by such Covered Person by reason of such Covered Person's gross negligence or willful misconduct with respect to such acts or omissions; provided, however, that any indemnity under this Section 20 shall be
           --------  -------
provided out of and to the extent of Company assets only, and the Member shall not have personal liability on account thereof; and provided further, that so
                                                    -------- -------
long as any Indebtedness is outstanding, no indemnity payment from funds of the Company (as distinct from funds from other sources, such as insurance) of any indemnity under this Section 20 shall be payable except out of funds available for payment of Company expenses as provided in the Indenture.

          c. To the fullest extent permitted by applicable law, expenses (including legal fees) incurred by a Covered Person defending any claim, demand, action, suit or proceeding shall, from time to time, be advanced by the Company prior to the final disposition of such claim, demand, action, suit or proceeding upon receipt by the Company of an undertaking by or on behalf of the Covered Person to repay such amount if it shall be determined that the Covered Person is not entitled to be indemnified as authorized in this Section 20.

          d. A Covered Person shall be fully protected in relying in good faith upon the records of the Company and upon such information, opinions, reports or statements presented to the Company by any Person as to matters the Covered Person reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Company, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, or any other facts pertinent to the existence and amount of assets from which distributions to the Member might properly be paid.

          e. To the extent that, at law or in equity, a Covered Person has duties (including fiduciary duties) and liabilities relating thereto to the Company or to any other Covered Person, a Covered Person acting under this Agreement shall not be liable to the Company or to any other Covered Person for its good faith reliance on the provisions of this Agreement or any approval or authorization granted by the Company or any other Covered Person. The provisions of this Agreement, to the extent that they restrict the duties and liabilities of a Covered Person otherwise existing at law or in equity, are agreed by the Member to replace such other duties and liabilities of such Covered Person.

          f. The foregoing provisions of this Section 20 shall survive any termination of this Agreement.

     21.  Assignments.
          -----------

          Subject to Section 23, the Member may assign in whole or in part its limited liability company interest in the Company. If the Member transfers all of its limited liability company interest in the Company pursuant to this
Section 21, the transferee shall be admitted to the Company as a member of the Company upon its execution of an instrument signifying its agreement to be bound by the terms and conditions of this Agreement, which instrument may be a counterpart signature page to this Agreement. Such admission shall be deemed effective immediately prior to the transfer and, immediately following such admission, the transferor Member shall cease to be a member of the Company. Notwithstanding anything in this Agreement to the contrary, any successor to the Member by merger or consolidation in compliance with the Basic

Documents shall, without further act, be the Member hereunder, and such merger or consolidation shall not constitute an assignment for purposes of this Agreement.

     22.  Resignation.
          -----------

          So long as any Indebtedness is outstanding, the Member may not resign without the prior written consent of the Majority Holders (as defined in the Indenture). If the Member is permitted to resign pursuant to this Section 22, an additional member of the Company shall be admitted to the Company, subject to
Section 23, upon its execution of an instrument signifying its agreement to be bound by the terms and conditions of this Agreement, which instrument may be a counterpart signature page to this Agreement. Such admission shall be deemed effective immediately prior to the resignation and, immediately following such admission, the resigning Member shall cease to be a member of the Company.

     23.  Admission of Additional Members.
          -------------------------------

          One or more additional members of the Company may be admitted to the Company with the written consent of the Member; provided that, notwithstanding
                                                --------
the foregoing, so long as any Indebtedness remains outstanding, no additional Member may be admitted to the Company unless the Member retains a majority interest in the Company.

     24.  Dissolution.
          -----------

          a. Subject to Section 9j, the Company shall be dissolved, and its affairs shall be wound up upon the first to occur of the following: (i) the retirement, resignation or dissolution of the Member or the occurrence of any other event which terminates the continued membership of the Member in the Company unless the business of the Company is continued in a manner permitted by the Act or (ii) the entry of a decree of judicial dissolution under Section 18-802 of the Act.

          b. The bankruptcy (as defined in Sections 18-101(1) and 18-304 of the Act) of the Member shall not cause the Member to cease to be a member of the Company and upon the occurrence of such an event, the business of the Company shall continue without dissolution.

          c. In the event of dissolution, the Company shall conduct only such activities as are necessary to wind up its affairs (including the sale of the assets of the Company in an orderly manner), and the assets of the Company shall be applied in the manner, and in the order of priority, set forth in Section 18-804 of the Act.

          d. The Company shall terminate when (i) all of the assets of the Company, after payment of or due provision for all debts, liabilities and obligations of the Company shall have been distributed to the Member in the manner provided for in this

Agreement and (ii) the Certificate of Formation shall have been canceled in the manner required by the Act.

     25.  Waiver of Partition; Nature of Interest.
          ---------------------------------------

          Except as otherwise expressly provided in this Agreement, to the fullest extent permitted by law, the Member hereby irrevocably waives any right or power that the Member might have to cause the Company or any of its assets to be partitioned, to cause the appointment of a receiver for all or any portion of the assets of the Company, to compel any sale of all or any portion of the assets of the Company pursuant to any applicable law or to file a complaint or to institute any proceeding at law or in equity to cause the dissolution, liquidation, winding up or termination of the Company. The Member shall not have any interest in any specific assets of the Company, and the Member shall not have the status of a creditor with respect to any distribution pursuant to
Section 16 hereof. The interest of the Member in the Company is personal property.

     26.  Benefits of Agreement; No Third-Party Rights.
          --------------------------------------------

          None of the provisions of this Agreement shall be for the benefit of or enforceable by any creditor of the Company or by any creditor of the Member. Nothing in this Agreement shall be deemed to create any right in any Person (other than Covered Persons) not a party hereto, and this Agreement shall not be construed in any respect to be a contract in whole or in part for the benefit of any third Person.

     27.  Severability of Provisions.
          --------------------------

          Each provision of this Agreement shall be considered severable and if for any reason any provision or provisions herein are determined to be invalid, unenforceable or illegal under any existing or future law, such invalidity, unenforceability or illegality shall not impair the operation of or affect those portions of this Agreement which are valid, enforceable and legal.

     28.  Entire Agreement.
          ----------------

          This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof.

     29.  Binding Agreement.
          -----------------

          Notwithstanding any other provision of this Agreement, the Member agrees that this Agreement, including, without limitation, Sections 7, 8, 9, 10, 20, 21, 22, 23, 24, 26 and 31, constitutes a legal, valid and binding agreement of the Member, and is enforceable against the Member by the Independent Director, in accordance with its terms.

     30.  Governing Law.
          -------------

          This Agreement shall be governed by and construed under the laws of the State of Delaware (without regard to conflict of laws principles), all rights and remedies being governed by said laws.

     31.  Amendments.
          ----------

          Subject to Section 9j, this Agreement may not be modified, altered, supplemented or amended except pursuant to a written agreement executed and delivered by the Member

     32.  Counterparts.
          ------------

          This Agreement may be executed in any number of counterparts, each of which shall be deemed an original of this Agreement and all of which together shall constitute one and the same instrument.

     33.  Notices.
          -------

          Any notices required to be delivered hereunder shall be in writing and personally delivered, mailed or sent by telecopy or other similar form of rapid transmission, and shall be deemed to have been duly given upon receipt (a) in the case of the Company, to the Company at its address in Section 2, (b) in the case of the Member, to the Member at its address as listed on Schedule B
                                                              ----------
attached hereto and (c) in the case of either of the foregoing, at such other address as may be designated by written notice to the other party.

     34.  Effectiveness.
          -------------

          Pursuant to Section 18-201(d) of the Act, this Agreement shall be effective as of the time of the filing of the Certificate of Formation with the Office of the Delaware Secretary of State on December 3, 1997.

          IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, has duly executed this Limited Liability Company Agreement as of the 3rd day of December, 1997.

                              MEMBER:

                              CHEROKEE INC.*

                              By:  /s/ Robert Margolis
                                   -------------------
                              Name:  Robert Margolis
                              Title:  President


     *Also known as Delaware Cherokee Inc.

                                  SCHEDULE A

                                  Definitions
                                  -----------

A.   Definitions
     -----------

          When used in this Agreement, the following terms not otherwise defined herein have the following meanings:

          "Act" has the meaning set forth in the preamble to this Agreement.
           ---

          "Administrative Services Agreement" means the Administrative Services
           ---------------------------------
Agreement to be entered into between the Company and the Member, as administrator, as the same may be amended, restated, supplemented or otherwise modified from time to time.

          "Affiliate" means, with respect to any Person, any other Person
           ---------
directly or indirectly Controlling or Controlled by or under direct or indirect common Control with such Person.

          "Agreement" means this Limited Liability Company Agreement, together
           ---------
with the schedules attached hereto, as amended, restated or supplemented or otherwise modified from time to time.

          "Basic Documents" means the Indenture, the Trademark Agreement, the
           ---------------
Administrative Services Agreement, the Note Purchase Agreement, the Security Agreement and all other documents and certificates delivered in connection therewith.

          "Board" or "Board of Directors" means the Board of Directors of the
           -----      ------------------
Company.

          "Certificate of Formation" means the Certificate of Formation of the
           ------------------------
Company filed with the Secretary of State of the State of Delaware on December 3, 1997, as amended or amended and restated from time to time.

          "Collection Account" means the special purpose trust account to be
           ------------------
established in the name of the Note Trustee pursuant to the Indenture and into which will be deposited the payments due to the Company under any Trademark License.

          "Company" means SPELL C. LLC, a Delaware limited liability company.
           -------

          "Control" means the possession, directly or indirectly, or the power
           -------
to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities or general partnership or managing member interests, by contract or otherwise. "Controlling" and "Controlled" shall have correlative meanings. Without limiting the generality of the foregoing, a Person shall be deemed to Control any other Person in which it owns, directly or indirectly, a majority of the ownership interests.

          "Covered Persons" has the meaning set forth in Section 20a.
           ---------------

          "Directors" means the directors elected to the Board of Directors from
           ---------
time to time by the Member, including the Independent Director. A Director is hereby designated as a "manager" of the Company within the meaning of Section 18-101(10) of the Act.

          "Indebtedness" means the obligations of the Company arising under the
           ------------
Notes.

          "Indenture" means the Indenture to be entered into between the
           ---------
Company, as issuer, and the Note Trustee, as trustee, restated, as the same may be amended, supplemented or otherwise modified from time to time.

          "Independent Director" means a natural person who, for the five-year
           --------------------
period prior to his or her appointment as Independent Director has not been, and during the continuation of his or her service as Independent Director is not:
(i) an employee, director, stockholder, partner or officer of the Company or any of its Affiliates (other than his or her service as an Independent Director of the Company); (ii) a customer or supplier that derives more than ten percent of its revenues from the Company or any of its Affiliates; or (iii) any member of the immediate family of a person described in (i) or (ii).

          "Member" means Cherokee Inc., a Delaware corporation, as the sole
           ------
member of the Company.

          "Management Agreement" means the agreement of the Directors in the
           --------------------
form attached hereto as Schedule C.
                        ----------

          "Material Action" means to consolidate or merge the Company with or
           ---------------
into any Person, or sell all or substantially all of the assets of the Company, or to institute proceedings to have the Company be adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against the Company or file a petition seeking, or consent to, reorganization or relief with respect to the Company under any applicable federal or state law relating to bankruptcy, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or a substantial part of its property, or make any assignment for the benefit of creditors of the Company, or admit in writing the Company's inability to pay its debts generally as they become due, or, to the fullest extent permitted by law, take action in furtherance of any such action, or dissolve or liquidate the Company.

          "Member" means the Member and includes any Person admitted as an
           ------
additional member of the Company or a substitute member of the Company pursuant to the provisions of this Agreement.

          "Note Issuance Documents" means the collective reference to the
           -----------------------
Indenture, the Security Agreement and the other governing documents relating to the Indebtedness, as the same may be amended, restated, supplemented or otherwise modified from time to time.

          "Note Purchase Agreement" means the Note Purchase Agreement to be
           -----------------------
entered into between the Company and the parties listed on the signature pages thereto, as the same may be amended, restated, supplemented or otherwise modified from time to time.

          "Notes" means the notes at any time issued pursuant to the Indenture
           -----
or any indenture supplemental thereto.

          "Note Trustee" means the institution serving as trustee under the
           ------------
Indenture.

          "Officer" means an officer of the Company described in Section 11.
           -------

          "Officer's Certificate" means a certificate signed by any Officer of
           ---------------------
the Company who is authorized to act for the Company in matters relating to the Company.

          "Person" means any individual, corporation, partnership, joint
           ------
venture, limited liability company, limited liability partnership, association, joint-stock company, trust, unincorporated organization, or other organization, whether or not a legal entity, and any governmental authority.

          "Security Agreement" means the Security Agreement to be entered into
           ------------------
by the Company and the Note Trustee, as the same may be amended, restated, supplemented or otherwise modified from time to time.

          "Trademark" means all United States right, title and interest of
           ---------
Cherokee in and to the "Cherokee" trademark and other marks incorporating the name Cherokee, with various stylized designs, including the "Indian Head Design," as used and registered in the United States Patent and Trademark Office.

          "Trademark Agreement" means the Trademark Purchase and License
           -------------------
Assignment Agreement to be entered into between the Company and the Member.

          "Trademark Documents" means the collective reference to the Trademark
           -------------------
Agreement and the agreements, instruments and documents contemplated thereby, as the same may be amended, restated, supplemented or otherwise modified from time to time.

          "Trademark License" means all rights and obligations of Cherokee as
           -----------------
licensor under that certain License Agreement dated as of November 12, 1997, by and between Cherokee and Dayton Hudson Corporation, together with all rights and privileges granted, secured and provided thereby.

B.   Rules of Construction
     ---------------------

          Definitions in this Agreement apply equally to both the singular and plural forms of the defined terms. The words "include" and "including" shall be deemed to be followed by the phrase "without limitation." The terms "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Section, paragraph or subdivision. The Section titles appear as a matter of convenience only and shall not affect the interpretation of this Agreement. All Section, paragraph, clause, Exhibit or Schedule references not attributed to a particular document shall be references to such parts of this Agreement.

                                  SCHEDULE B

                                    Member
                                    ------

                                                  Agreed Value of           Membership
Name                 Mailing Address            Capital Contribution         Interest
----                 ---------------            --------------------         --------
Cherokee Inc.        6835 Valjean Avenue              $100,000                 100%
                     Van Nuys, CA 91406

                                  SCHEDULE C

                             Management Agreement
                             --------------------

                               December 18, 1997

SPELL C. LLC
625 Landor Lane
Pasadena, California 91106

          Re:  Management Agreement -- SPELL C. LLC
               ------------------------------------

Ladies and Gentlemen:

          For good and valuable consideration, each of the undersigned persons, who have been designated as managers of SPELL C. LLC, a Delaware limited liability company (the "Company"), in accordance with the Limited Liability Company Agreement of the Company, dated as of December 3, 1997, as it may be amended or restated from time to time (the "LLC Agreement"), hereby agree as follows:

          1. Each of the undersigned accepts such person's rights and authority as a Director (as defined in the LLC Agreement) under the LLC Agreement and agrees to perform and discharge such person's duties and obligations as a Director under the LLC Agreement, and further agrees that such rights, authorities, duties and obligations under the LLC Agreement shall continue until such person's successor as a Director is designated or until such person's resignation or removal as a Director in accordance with the LLC Agreement. Each of the undersigned agrees and acknowledges that it has been designated as a "manager" of the Company within the meaning of the Delaware Limited Liability Company Act.

          2. So long as any Indebtedness (as defined in the LLC Agreement) is outstanding, each of the undersigned agrees, solely in its capacity as a creditor of the Company on account of any indemnification or other payment owing to the undersigned by the Company, not to acquiesce, petition or otherwise invoke or cause the Company to invoke the process of any court or governmental authority for the purpose of commencing or sustaining a case against the Company under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Company or any substantial part of the property of the Company, or ordering the winding up or liquidation of the affairs of the Company.

          3. THIS MANAGEMENT AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, AND ALL RIGHTS AND REMEDIES SHALL BE GOVERNED BY SUCH LAWS WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

          This Management Agreement may be executed in any number of counterparts, each of which shall be deemed an original of this Management Agreement and all of which together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the undersigned have executed this Management Agreement as of the day and year first above written.


                              /s/ Robert Margolis
                              -------------------
                              Robert Margolis


                              /s/ Jess Ravich
                              ---------------
                              Jess Ravich


                              /s/ Richard Nevins
                              ------------------
                              Richard Nevins